                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  October 29, 1998
                                                   ----------------


                        COMMERCIAL FEDERAL CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)



     NEBRASKA                       1-11515                   47-0658852
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(State or other jurisdiction      (Commission               (I.R.S. Employer
     of incorporation)            File Number)            Identification Number)



2120 SOUTH 72nd STREET, OMAHA, NEBRASKA                          68124
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number including area code:    (402) 554-9200
                                                      --------------


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)
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                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------

Item 5.  Other Events:
----------------------

     On October 29, 1998, Commercial Federal Corporation (Commercial) reported net income of $15.1 million, or $.25 per diluted share, for the first quarter ended September 30, 1998 of its 1999 fiscal year compared to net income of $26.0 million, or $.46 per diluted share, for the three months ended September 30, 1997 of fiscal year 1998. A summary of operations and selected financial condition data follows:


                                                          Three Months Ended
                                                            September 30,
                                                   -----------------------------
(Dollars in thousands except per share data)            1998            1997*
-------------------------------------------------- -----------------------------
                                                     (Unaudited)     (Unaudited)

Net interest income                                $     74,620    $     67,643
Provision for loan and lease losses                      (3,800)         (1,688)
                                                   ------------    ------------
Net interest income after provision
   for loan and lease losses                             70,820          65,955
Noninterest income                                       26,934          22,990
General and administrative expenses                      65,946          46,657
Amortization of intangible assets                         3,255           1,745
                                                   ------------    ------------
Income before income taxes                               28,553          40,543
Provision for income taxes                               13,430          14,588
                                                   ------------    ------------
Net income                                         $     15,123    $     25,955
                                                   ============    ============

Earnings per common share:
    Basic                                          $        .26    $        .47
                                                   ============    ============
    Diluted                                        $        .25    $        .46
                                                   ============    ============
Weighted average basic shares outstanding            58,605,879      55,247,359
                                                   ============    ============
Weighted average dilutive shares outstanding         59,447,902      56,556,575
                                                   ============    ============
Dividends declared per common share                $       .055    $       .047
                                                   ============    ============

Total assets                                       $ 11,084,114    $ 10,170,945
Loans and leases receivable, net                      8,616,935       7,499,087
Deposits                                              7,275,914       6,511,511
Stockholders' equity                                    913,863         766,081

--------------------------------------------------------------------------------

* Restated to reflect the acquisition of First Colorado Bancorp, Inc. on August 14, 1998 which was accounted for as a pooling of interests.

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

                        COMMERCIAL FEDERAL CORPORATION
                        ------------------------------

                                   FORM 8-K
                                   --------

                                CURRENT REPORT
                                --------------

Item 5. Other Events (Continued):
----------------------------------


        Net income for the three months ended September 30, 1998, includes merger-related and other nonrecurring charges totaling $17.2 million ($13.8 million after-tax, or $.24 per diluted share). These merger-related and other nonrecurring charges were incurred primarily in connection with the First Colorado Bancorp, Inc. acquisition that was consummated on August 14, 1998 and accounted for as a pooling of interests. Such charges include personnel expenses for severance and other employee costs, costs to combine operations and conform certain accounting practices including loss reserves to the policies of Commercial. Excluding these charges, operating earnings for the three months ended September 30, 1998 was $28.9 million, or $.49 per diluted share compared to operating earnings of $26.1 million, or $.46 per diluted share for the three months ended September 30, 1997.


Item 7. Financial Statements and Exhibits:
-------------------------------------------

        (c)  Exhibits:

             Exhibit 99.   Press release dated October 29, 1998.

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                                  SIGNATURES
                                  ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 COMMERCIAL FEDERAL CORPORATION
                                 ------------------------------
                                 (Registrant)


Date:  October 29, 1998          /s/ James A. Laphen
       ----------------          -------------------------------------------
                                 James A. Laphen, President, Chief Operating
                                 Officer and Chief Financial Officer (Duly
                                 Authorized and Principal Financial Officer)



Date:  October 29, 1998          /s/ Gary L. Matter
       ----------------          -------------------------------------------
                                 Gary L. Matter, Senior Vice President,
                                 Controller and Secretary
                                 (Principal Accounting Officer)



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